UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

MEDICUS PHARMA LTD.
(Exact name of registrant as specified in its charter)

Ontario	001-42408	98-1778211
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Conshohocken State Road, Suite 200
 Conshohocken, Pennsylvania, United States 19428
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (610) 540-7515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	MDCX	NASDAQ Capital Market
Warrants, each exercisable for one common share at an exercise price of $4.64 per share	MDCXW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Third Debenture

As previously disclosed on May 5, 2025 in that certain Current Report on Form 8-K filed by Medicus Pharma Ltd., a company incorporated under the laws of the Province of Ontario, Canada (the "Company"), the Company entered into a securities purchase agreement (the "Purchase Agreement") with YA II PN, Ltd. ("Yorkville") on May 2, 2025, in connection with the issuance and sale by the Company of debentures (the "Debentures") issuable in an aggregate principal amount of up to $5,000,000. Yorkville purchased and the Company issued a Debenture in aggregate principal amount of $1,250,000 upon the signing of the Purchase Agreement, for net proceeds to the Company of $1,125,000. As previously disclosed in that certain Current Report on Form 8-K filed by the Company on June 2, 2025, Yorkville purchased and the Company issued a second Debenture in aggregate principal amount of $1,250,000 upon the achievement of certain triggers in the Purchase Agreement, for net proceeds to the Company of $1,125,000. On June 17, 2025, Yorkville purchased and the Company issued a third Debenture in aggregate principal amount of $2,500,000, such amount being the remaining amount available pursuant to the Purchase Agreement, for net proceeds to the Company of $2,250,000, and aggregate net proceeds to the Company of $4,500,000 for the issuance of three Debentures in the total aggregate principal amount of $5,000,000. The Debentures are guaranteed by each of the Company's subsidiaries pursuant to a global guaranty agreement (the "Guaranty"). Interest will accrue on the outstanding principal amount of each Debenture at an annual rate of 8.00%, subject to a potential increase to 18.00% per annum upon the occurrence of certain events of default. The Debentures will mature on February 2, 2026.

The foregoing descriptions of the Purchase Agreement, Guaranty and Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, and with respect to the Debentures, a form thereof, which were filed as Exhibits 10.1, 10.2 and 4.1, respectively, to that certain Current Report on Form 8-K filed by the Company on May 5, 2025, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1*	Form of Debenture (incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K, filed on May 5, 2025).
10.1*	Securities Purchase Agreement, by and between Medicus Pharma Ltd. and YA II PN, Ltd., dated May 2, 2025 (incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on May 5, 2025).
10.2*	Global Guaranty Agreement, by and among the subsidiaries of Medicus Pharma Ltd. set forth in Schedule I thereto, dated May 2, 2025 (incorporated herein by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K, filed on May 5, 2025).
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDICUS PHARMA LTD.

By:	/s/ Raza Bokhari
Name:	Dr. Raza Bokhari
Title:	Executive Chairman and Chief Executive Officer

Dated: June 20, 2025